Portfolio of Investments

Touchstone Sands Capital Institutional Growth Fund – March 31, 2020 (Unaudited)

	Shares	Market Value
Common Stocks — 95.9%
Information Technology — 34.5%
Adobe, Inc.*	229,695	$73,098,137
Atlassian Corp. PLC - Class A*	213,884	29,357,718
Intuit, Inc.	260,395	59,890,850
Microsoft Corp.	390,653	61,609,885
salesforce.com, Inc.*	175,969	25,336,017
ServiceNow, Inc.*	322,302	92,365,307
Square, Inc. - Class A*	509,064	26,664,772
Twilio, Inc. - Class A*	304,598	27,258,475
Visa, Inc. - Class A	708,051	114,081,177

		509,662,338

Communication Services — 27.0%
Activision Blizzard, Inc.	427,753	25,442,749
Alphabet, Inc. - Class A*	55,132	64,060,627
Facebook, Inc. - Class A*	326,225	54,414,330
Match Group, Inc.*†	1,111,050	73,373,742
Netflix, Inc.*	356,271	133,779,760
Sea Ltd. (Singapore) ADR*	767,694	34,016,521
Zillow Group, Inc. - Class C*	386,604	13,925,476

		399,013,205

Health Care — 13.8%
Align Technology, Inc.*	140,892	24,508,164
DexCom, Inc.*	48,626	13,093,523
Edwards Lifesciences Corp.*	172,757	32,585,425
Illumina, Inc.*	152,690	41,702,693
Mirati Therapeutics, Inc.*	206,458	15,870,426
Sarepta Therapeutics, Inc.*	196,701	19,241,292
Zoetis, Inc.	486,464	57,251,948

		204,253,471

Consumer Discretionary — 12.8%
Alibaba Group Holding Ltd. (China) ADR*	181,642	35,325,736
Amazon.com, Inc.*	66,878	130,393,374
Floor & Decor Holdings, Inc. - Class A*	709,463	22,766,668

		188,485,778

Industrials — 5.6%
CoStar Group, Inc.*	99,510	58,433,267
Uber Technologies, Inc.*	886,003	24,737,204

		83,170,471

Consumer Staples — 2.2%
Monster Beverage Corp.*	590,511	33,222,149

Total Common Stocks		$1,417,807,412

	Shares	Market Value
Short-Term Investment Funds — 7.4%
Dreyfus Government Cash Management, Institutional Shares, 0.29%¥Ω	38,233,688	$38,233,688
Invesco Government & Agency Portfolio, Institutional Class, 0.43%**¥Ω	70,618,931	70,618,931

Total Short-Term Investment Funds		$108,852,619

Total Investment Securities —103.3% (Cost $1,000,567,154)		$1,526,660,031
Liabilities in Excess of Other Assets — (3.3%)		(48,224,712)

Net Assets — 100.0%		$1,478,435,319

*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2020 was $68,498,207.
¥	Open-End Fund.
Ω	Represents the 7-day SEC yield as of March 31, 2020.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Portfolio of Investments.

Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,417,807,412	$—	$—	$1,417,807,412
Short-Term Investment Funds	108,852,619	—	—	108,852,619
Total	$1,526,660,031	$—	$—	$1,526,660,031

See accompanying Notes to Portfolio of Investments.

1

Notes to Portfolio of Investments

March 31, 2020 (Unaudited)

Security valuation and fair value measurements—U.S. generally accepted accounting principles (“U.S. GAAP”) defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their fair value. The Fund defines the term “market value”, as used throughout this report, as the estimated fair value. The Fund uses various methods to measure fair value of its portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of March 31, 2020, for the Fund’s investments, is included in the Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector allocation. The Fund did not hold or transfer any Level 3 categorized securities during the period ended March 31, 2020.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The Fund’s portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Shares of mutual funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by the underlying funds (the “Underlying Funds”) and are categorized in Level 1.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of the Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV. The Fund may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.

•

If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•	If the validity of market quotations is not reliable.

Securities held by the Fund that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Fund’s Board of Trustees and are generally categorized in Level 3.

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security transactions—Security transactions are reflected for financial reporting purposes as of the trade date.

2